UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2011
BHM DISCRETIONARY FUTURES FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-54284	27-3371689

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue — 14th Floor
New York, NY 10036
(Address and Zip Code of principal executive offices)
Registrant’s telephone number, including area code: (212) 296-1999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.
     On October 1, 2011, the registrant issued 17,058.4010 units of limited partnership interest (“Units”) in exchange for $14,351,554 in a transaction that was not registered under the Securities Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BHM DISCRETIONARY FUTURES FUND L.P. By: Ceres Managed Futures LLC General Partner
By	/s/ Walter Davis
Walter Davis
President and Director

By	/s/ Brian Centner
Brian Centner
Chief Financial Officer

Date: October 4, 2011